Exhibit 10.159

                               SECURITY AGREEMENT

      This Security Agreement is made and entered into this ___th day of ________, 2006, by and between HiEnergy Technologies, Inc., a Delaware corporation (the "Borrower") and _____________________ (the "Secured Party").

                                    Recitals

      I. Pursuant to a Secured Promissory Note dated as of _____________, 2006 (the "Note"), the Secured Party has agreed, severally but not jointly, to make certain advances of money and to extend certain financial accommodations to the Borrower in the amounts and in the manner set forth in the Note (collectively, the "Loan").

      II. The Secured Party is willing to make the Loan to Borrower upon the condition, among others, that Borrower shall have executed and delivered to the Secured Party this Security Agreement.

                                   Agreement

      For value received, the Borrower hereby grants to the Secured Party a security interest in the following described property, hereinafter referred to as the "Collateral", to wit:

      Said Collateral shall secure (1) the payment of the Note, executed and delivered by Inventory and/or accounts receivable of $_____________, together with all amounts due or to become due upon the accounts and title to any new account, including amounts to become due, to be paid to Borrower.


Borrower to Secured Party in the sum of ________________ Dollars and No Cents ($____________) payable as to principal and interest as therein provided; (2) future advances to be evidenced by like Notes to be made by Secured Party to Borrower at Secured Party's option; and (3) all liabilities of Borrower to Secured Party now existing or hereinafter incurred, matured or un-matured, direct or contingent, and any renewals and extensions thereof and substitutions therefor.

      1. Borrower warrants that, except for the security interest hereby granted and prior liens in favor of Secured Party, the Collateral is free from any lien or encumbrance.

      2.    Borrower agrees that it:

      a) Will pay Secured Party all amounts payable on the Note mentioned above and all other Notes held by Secured Party as and when the same shall be due and payable, whether at maturity, by acceleration or otherwise, and will perform all terms of said Notes and this or any other security or loan agreement between Borrower and Secured Party;

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      b)    Will permit Secured Party and its agents to inspect the Collateral at any time and will immediately advise Secured Party in writing of any change in any of Borrower's place of business, or the opening of any new place of business;

      c) Will defend the Collateral against the claims and demands of all persons;

      d) Will not (a) permit any liens or security interests to attach to any of the Collateral; (b) permit any of the Collateral to be levied upon under any legal process; and (c) dispose of any of the Collateral without the prior written consent of Secured Party;

      e) Authorizes Secured Party to file all necessary financing statements required to perfect or renew the lien of Secured Party and will pay for the cost of all original filings and any renewals thereof.

      3. The occurrence of any of the following events will be a default hereunder:

      a) failure of the Borrower to perform any of its obligations to Secured Party; and

      b) dissolution, termination of existence, insolvency, business failure, appointment of a receiver, or commencement of any proceeding under any bankruptcy or insolvency laws by or against the Borrower.

      4. In the event of default by Borrower in the performance of any covenant or agreement herein, or in the discharge of any liability to Secured Party, or in the event Borrower shall be in default under its obligations under the Note then Secured Party will have all of the rights and remedies of a Secured Party under the Uniform Commercial Code or other applicable law and all rights provided herein, in the Note mentioned above, or in any other applicable security or loan agreement, all of which rights and remedies will, to the full extent permitted by law, be cumulative. The waiver of any default hereunder will not be a waiver of any subsequent default.

      6. All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns; and all obligations of Borrower will bind its heirs, executors, administrators, successors and assigns.

      7. This Agreement shall be construed under and in accordance with the California Uniform Commercial Code and other applicable laws of the State of California.

      IN WITNESS WHEREOF, Borrower and Secured Party have executed this Agreement the day and year first above written.


HIENERGY TECHNOLOGIES, INC.,                    __________________________
As Borrower                                     As Secured Party


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